TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042       HV-7969 – State of Iowa Retirement Investors Club 403(b)

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Supplement dated July 6, 2020 to your Prospectus

FUND NAME CHANGE

INVESCO OPPENHEIMER DEVELOPING MARKETS FUND – CLASS Y

Effective on or about September 30, 2020, the Invesco Oppenheimer Developing Markets Fund will be re-named the Invesco Developing Markets Fund.

As a result of the change, all references to the Invesco Oppenheimer Developing Markets Fund in your Prospectus are deleted and replaced with the Invesco Developing Markets Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.